CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Strike Axe, Inc. (the "Company"), on Form 10-Q for the period ended August 31, 2012 as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Wayne Allyn Root, Principal Executive officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350,  as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  Such Quarterly Report on Form 10-Q for the period ended August 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in such Quarterly Report on Form 10-Q for the period ended August 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2012

By:	/s/ Wayne Allyn Root
Wayne Allyn Root
Principal Executive Officer Strike Axe, Inc.